UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2012

Illumina, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35406	33-0804655
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5200 Illumina Way,

San Diego, California

(Address of principal executive offices)

92122

(Zip Code)

(858) 202-4500

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 26, 2012, Illumina, Inc. disseminated a Q&A to its employees relating to the unsolicited proposal received from Roche Holding Ltd., which is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

99.1	Q&A Disseminated to Illumina Employees Concerning Unsolicited Proposal from Roche

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Illumina, Inc.

By:	/s/ Christian G. Cabou
	Name:	Christian G. Cabou
	Title:	Senior Vice President & General Counsel

Date: January 27, 2012